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                                                                   EXHIBIT 10.18

                             UNCONDITIONAL GUARANTY

      FOR VALUE RECEIVED, SEA ELECTRONICS, INC., an Oklahoma corporation ("Guarantor"), guarantees unconditionally the full and prompt payment to SHAWMUT CAPITAL CORPORATION, a Connecticut corporation ("Lender"), at Lender's office in Dallas County, Texas, upon demand, of the following obligations and indebtedness of LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE AUSTRALIA PTY LIMITED, a New South Wales, Australia corporation ("Lowrance Australia") (ACN 050 050 612), and LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts") (individually and collectively referred to herein as "Borrower"):

      Any and all indebtedness and obligations, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, and all renewals, modifications and extensions thereof for which Borrower, is now, or hereafter may become liable or indebted to Lender, whether by lapse of time, acceleration of maturity, on account of (i) the Obligations, as defined in that certain Loan and Security Agreement, dated December 15, 1993, between Borrower and Lender (as successor by assignment to Barclays Business Credit, Inc.) as amended by the First Amendment to Loan and Security Agreement, dated as of October 16, 1995 among Lender, Guarantor and Borrower (as amended, the "Loan Agreement"), outstanding prior to the date hereof; (ii) any document executed in connection with or as security for payment of such Obligations or any renewal, extension, or modification thereof; and (iii) all costs, attorneys' fees, and other expenses incurred by Lender by reason of any default by Borrower under any of the foregoing (all of the foregoing are hereinafter referred to as the "Obligations"). The Obligations referred to in clause (i) above shall be determined in accordance with Section 1.6 of the Loan Agreement.

      At the time Guarantor pays any sum which may become due Lender under the terms of this Unconditional Guaranty (this "Guaranty"), written notice of such payment shall be delivered to Lender by Guarantor, and in the absence of such notice, any sum received by Lender on account of any of the Obligations shall be conclusively deemed paid by Borrower. All sums paid Lender by Guarantor may be applied by Lender at its discretion upon any of the Obligations. To further secure payment of the Obligations, Guarantor grants to Lender, in addition to all other contractual, legal, and equitable rights of Lender, the right to offset against any account, certificate of deposit, or other funds of Guarantor in the possession of or under the control of Lender.

      Guarantor hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the Obligations, including, without limitation, notice of intent to accelerate and notice of acceleration, and waives diligence, presentment, demand, protest, and suit on the part of Lender in the collection of any of the Obligations, and agrees that Lender shall not be required to first endeavor to collect any of the Obligations from Borrower, or any other party liable for payment of the Obligations (hereinafter referred to as an "Obligated Party"), before requiring Guarantor to pay the full amount of the Obligations. Without impairing

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the rights of Lender against Guarantor, Borrower or any other Obligated Party, suit may be brought and maintained against Guarantor at the election of Lender with or without joinder of Borrower, or any other Obligated Party, any right to any such joinder being hereby waived by Guarantor.

      Guarantor acknowledges and represents to Lender that it is receiving direct and indirect financial and other benefits as a result of this Guaranty; represents to Lender that after giving effect to this Guaranty and the contingent obligations evidenced hereby it is, and will be, solvent; acknowledges that its liability hereunder shall be cumulative and in addition to any other liability or obligation to Lender, whether the same is incurred through the execution of a note, a similar guaranty, through endorsement, or otherwise; and acknowledges that neither Lender nor any officer, employee, agent, attorney or other representative of Lender has made any representation, warranty or statement to Guarantor to induce it to execute this Guaranty.

      Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be continuing, absolute and unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations,
(ii) the absence of any attempt to collect the Obligations from Borrower or any other Obligated Party or other action to enforce the same, (iii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (iv) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations, (v) the surrender, release, exchange, or alteration by Lender of any security or collateral for the Obligations, (vi) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. (S)101 et seq.) (as amended, the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code,
(viii) the disallowance of all or any portion of Lender's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code, or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

      No release, waiver, or discharge of Borrower or any other Obligated Party from liability for payment of any of the Obligations, nor any renewal, supplementation, modification, rearrangement or acceleration of any of the Obligations, nor any amendment of any document evidencing any of the Obligations, either express or implied, shall relieve Guarantor from liability for payment of the full amount of the Obligations; and Guarantor will immediately pay all Obligations to Lender or other person entitled thereto, regardless of any defense, right of set-off or counterclaim which Borrower or any other Obligated Party may have or assert, and regardless of whether Lender or any other party shall have taken any steps to enforce any rights against Borrower, any other Obligated Party, or any other party to collect such sum, and regardless of any other condition or contingency, including, without limitation, any neglect, delay or omission of Lender. Lender is hereby authorized, without notice or demand and without affecting the liability of Guarantor, to, from time to time: (i) accept partial payments on the Obligations; (ii) take and hold security or collateral for the payment of this Guaranty or any other

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guarantees of the Obligations, and exchange, enforce, waive and release any such security or collateral; and (iii) apply such security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder.

      Notwithstanding anything to the contrary contained herein, Guarantor shall not have any right, claim or action, now or hereafter, against Borrower or any other Obligated Party arising out of or in connection with this Guaranty or any other document evidencing or securing the Obligations, including, without limitation, any right or claim of subrogation, contribution, reimbursement, exoneration, or indemnity, all such rights and claims being hereby expressly and absolutely waived.

      Guarantor is familiar with, and has independently reviewed the financial condition of, Borrower and hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal. Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances. Guarantor is not relying on the financial condition of Borrower or the value of any collateral for the Obligations as an inducement to enter into this Guaranty. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Guarantor.

      Guarantor consents and agrees that Lender shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Lender, or Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, any of its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

      Lender may, without notice to Guarantor or any other party, assign its rights hereunder to any holder of the Obligations, in whole or in part, and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.

      Lender is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and, accordingly, if any provision of this Guaranty should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect notwithstanding.

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      Any and all notices, requests and demands to or upon Guarantor to be effective shall be in writing and shall be deemed to have been validly served, given or delivered as follows: (a) if sent by certified or registered mail return receipt requested, three business days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt; or (b) in the case of telegraphic notice, when delivered to the telegraph company; or (c) in the case of telex notice, when sent, answerback received; or (d) if sent by any other method, upon actual delivery; in each case addressed to the address set forth opposite Guarantor's signature below or at such other address as Guarantor shall hereafter notify Lender.

      It is the intention of Borrower, Guarantor and Lender to conform strictly to applicable usury laws. Accordingly, no agreements, conditions, provisions or stipulations contained in this Guaranty or any other instrument, document or agreement between Guarantor or Borrower and Lender or default of Guarantor or Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Guaranty or any other agreement between Guarantor or Borrower and Lender, or the arising of any contingency whatsoever, shall entitle Lender to collect, in any event, interest exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate") and in no event shall Guarantor be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Guarantor to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate ("Excess"), Guarantor acknowledges and stipulates that any such charge shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce the Obligations; and third, returned to Guarantor, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Guarantor recognizes that, with fluctuations in the applicable rate on the Obligations and the Maximum Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Guaranty, Guarantor covenants that the credit or return of any Excess shall constitute the acceptance by Guarantor of such Excess.

      If any sum due Lender by Guarantor hereunder is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy, or other court proceeding, then Guarantor promises to pay Lender all costs, attorneys' fees, and other expenses incurred by Lender pursuant to such collection efforts.

      Notwithstanding any other provision of this Guaranty, the Guarantor's liability hereunder shall be limited to the lesser of the following amounts minus, in either case, $1.00:

            a. the lowest amount which would render this Guaranty a fraudulent transfer under Section 548 of the Bankruptcy Code; or

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            b.    if this Guaranty is subject to the Uniform Fraudulent Transfer
      Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA") or any similar or analogous statute or rule of law, then the lowest amount which would render this Guaranty a fraudulent transfer or fraudulent conveyance under the UFTA, the UFCA, or any such similar or analogous statute or rule of law.

The amount of the limitation imposed upon the Guarantor's liability under the terms of the preceding sentence shall be subject to redetermination as of each date a "transfer" is deemed to have been made on account of this Guaranty under applicable law. The Guarantor acknowledges that information concerning the Guarantor's financial condition is under the control of the Guarantor and is more readily available to the Guarantor than to Lender, and for that reason the Guarantor agrees that should the Guarantor claim that the amount of its liability under this Guaranty is less than the full amount of the Obligations because of the provisions of this paragraph, then the burden of proving the facts which would result in such limitation shall be upon the Guarantor.

      This Guaranty shall be terminated at such time as the Obligations are satisfied in full.

      THIS GUARANTY HAS BEEN NEGOTIATED AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF TEXAS. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS AND NOT THE LAWS OF CONFLICTS OF THE STATE OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE AND BENEFIT THIS DAY RECEIVED BY GUARANTOR, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY OF THE STATE OF TEXAS AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

      EXCEPT AS OTHERWISE PROVIDED FOR IN THIS GUARANTY, GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE OBLIGATIONS.

      THIS WRITTEN GUARANTY, TOGETHER WITH ALL OTHER INSTRUMENTS, AGREEMENTS AND CERTIFICATES EXECUTED BY THE PARTIES IN CONNECTION WITH THE OBLIGATIONS OR WITH REFERENCE HERETO OR THERETO, REPRESENT THE FINAL AGREEMENT BETWEEN THE

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PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            Executed and delivered as of October 16, 1995

                                        SEA ELECTRONICS, INC.

                                        By: /s/ Steven L. Schneider
                                            ----------------------------------
                                            Steven L. Schneider, President

                                        Address:

                                        12000 E. Skelly Drive
                                        Tulsa, Oklahoma 74128

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